UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02796 )

Exact name of registrant as specified in charter: Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2006

Date of reporting period: September 1, 2005—August 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Trust

8|31|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam High Yield Trust

8| 31| 06

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	20
Financial statements	21
About the Trustees	49
Officers	52

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Beginning in May of this year, investors became increasingly preoccupied with the course of the economy. A more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth. The resulting correction undercut much of the progress that markets had achieved in the previous three months. However, in August, the Federal Reserve (the Fed) made the decision to leave interest rates unchanged, marking a milestone in its shift to a tighter monetary policy and contributing to a more favorable market environment as your fund’s reporting period drew to a close.

Despite investors’ ongoing concerns about the impact of higher rates, we believe that today’s interest-rate levels, far from being a threat to global economic fundamentals, are in fact an integral part of them. Higher rates in Europe and Japan are shifting the landscape in the fixed-income market and may lead to stronger performance from non-U.S. asset classes in the future. Economic growth may, indeed, be slowing somewhat, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment going forward.

Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended August 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam High Yield Trust: a disciplined approach

to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process is highlighted by exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds can enhance the fund’s appreciation potential. The fund also invests in convertible securities as well as bank loans. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversifica-tion can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s management team looks for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when interest rates are low, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when interest rates are on the rise, yield spreads — that is, the difference in yield between higher- and lower-rated bonds of comparable maturities —typically narrow. In response, the fund may shift its emphasis to higher-quality high-yield bonds.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

BOND RATINGS

Moody’s Grade

Aaa Investment Aa Investment Baa Investment Ba, B High yield Caa/Ca High yield C High yield

In general, the performance of high-yield bonds tends to be less dependent on interest rates than that of higher-quality bonds. Over the past 10 years, the JP Morgan Developed High Yield Index (the fund’s benchmark) largely outperformed the Lehman Global Aggregate Bond Index (which is made up of a variety of investment-grade bonds), particularly when corporate stocks were rallying.

The JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries. The Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities. You cannot invest directly in an index.

Putnam High Yield Trust seeks high current income through a portfolio of higher-yielding, lower-rated corporate bonds diversified across different industry sectors. It has a secondary objective of capital growth when consistent with high current income. This fund may be suitable for investors who can accept a higher level of risk in exchange for a potentially higher level of income than that available from higher-quality bonds.

Highlights

• For the fiscal year ended August 31, 2006, Putnam High Yield Trust’s class A shares returned 4.64% without sales charges.

• The fund’s benchmark, the JP Morgan Developed High Yield Index, returned 5.37% .

• The average return for the fund’s Lipper category, High Current Yield Funds, was 4.67% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 9.

Performance

Total return for class A shares for periods ended 8/31/06

Since the fund’s inception (2/14/78), average annual return is 9.08% at NAV and 8.93% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	5.47%	5.07%	70.28%	63.92%

5 years	8.44	7.61	49.97	44.27

3 years	9.23	7.86	30.31	25.49

1 year	4.64	0.67	4.64	0.67

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

During the fiscal year ended August 31, 2006, your fund underperformed its benchmark, the JP Morgan Developed High Yield Index, based on results at net asset value (NAV, or without sales charges). However, the fund’s return at NAV was in line with the average return for its Lipper peer group, High Current Yield Funds. The main detractor from the fund’s performance relative to the benchmark was our  decision to underweight defaulted and distressed securities, which posted strong returns, particularly during the first four months of 2006. Overweighting cable TV and underweighting fixed-line telecommunications companies also dampened returns. On the plus side, our overweighting of wireless telecom, energy, and diversified media issues bolstered relative performance.

Market overview

During the last four months of 2005, performance in the high-yield bond market was subdued by a series of credit downgrades. High-profile bankruptcies, including those of Delta and Northwest Airlines, auto supplier Delphi, and electric utility Calpine, also had a negative impact. However, the market rallied starting in January 2006, a run that lasted until the end of April, thanks to positive influences that included continued healthy business fundamentals, large deals that came to the market, consolidation activity, strong liquidity, and news of General Motors’ plan to sell its financing arm. In addition, even with the bankruptcies cited above, the overall default rate remained below historical averages, indicating the relative financial health of high-yield companies.

The Fed continued to raise short-term interest rates at each of its Open Market Committee meetings until August 8, when it decided to pause. Typically, the relative health of corporate business fundamentals has a greater effect on high-yield market trends than do interest-rate changes, and this was the case for much of the fund’s fiscal year. However, May brought with it increasing volatility, due to concerns about inflation that made investors more risk-averse.

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/06.

Bonds

JP Morgan Developed High Yield Index
(high-yield corporate bonds)	5.37%

Lehman Aggregate Bond Index
(broad bond market)	1.71%

Lehman Municipal Bond Index
(tax-exempt bonds)	3.02%

Equities

S&P 500 Index
(broad stock market)	8.88%

Russell 2000 Value Index
(small-company value stocks)	12.72%

Russell 2500 Growth Index
(growth stocks of small and midsize companies)	6.06%

From May through the end of August, two countervailing forces affected the high-yield market. On the one hand, there was a widening of the yield spread, or yield advantage, offered by high-yield bonds over Treasuries, indicating underperformance of the high-yield market. On the other hand, a rally in the Treasury market during that time frame — when longer-term Treasury yields were falling and their prices rising — helped provide some support to the high-yield market, where bond prices rose in concert with Treasuries.

Strategy overview

We favored the higher-quality segments of the high-yield bond market throughout the fiscal year. That’s because high-yield bond spreads remained at historically narrow levels, meaning that investors were not being paid for taking on the additional risks inherent in investing in lower-quality bonds. We also felt that the Fed’s extended program of tightening short-term interest rates would begin to erode economic growth, and that higher-quality bonds would likely strengthen as a result. Our defensive positioning was an appropriate response. We kept the portfolio diversified and focused on bonds issued by companies that we believed offered a competitive advantage, a viable capital structure, solid cash-flow generation, and some kind of downside protection. We remained very selective when adding new names to the fund, relying on our rigorous fundamental credit research to evaluate potential investments.

With regard to industry and sector weightings, we increased the fund’s overweight position in bonds issued by energy-related companies, particularly exploration and production companies, which continued to benefit from robust global demand and constrained supply. We also favored media, because valuations in the sector were appealing as generally steady economic growth buoyed advertising spending. In addition, we focused on wireless telecommunications companies, which enjoyed strong subscriber growth, increased market penetration, and solid consolidation activity.

Other moves of note included our adding to the fund’s transportation holdings, particularly in the automotive industry. We made this adjustment as we became more comfortable with changes at industry giant General Motors. We were pleased, in particular, by the company’s decision to spin off GMAC, its financing business. At the same time, we decreased holdings in bonds issued by companies in the chemicals industry, feeling that pricing in the sector had peaked. Areas we underweighted, relative to the benchmark, included gaming and leisure, grocery and drug stores, food and tobacco, and retailers.

Your fund’s holdings

Overall, during the course of your fund’s fiscal year, it appears that our diversified approach helped stabilize returns. Although our high-quality bias dampened performance during the rally among low-quality issues at the beginning of 2006, we believe it helped bolster relative returns during the final months of 2005 and again from May 2006 through the end of the period.

During the 12 months ended August 31, 2006, our decision to hold a large position in bonds issued by broadcaster Paxson Communications contributed favorably to the fund’s performance relative to the benchmark. The bonds rebounded in price as the company refinanced its debt, which helped to improve its credit profile. Our decision to overweight the bonds of aircraft parts supplier Decrane Aircraft Holdings also buoyed performance, as the company continued to benefit from sustained demand from its customers in the rapidly growing corporate aircraft industry. The fund also benefited from not owning electric utility Calpine, which sought bankruptcy relief in December. The bonds rebounded temporarily during the rally at the beginning of 2006, but, for the year, posted negative performance. Another top contributor was Doane Pet Care. When this pet food manufacturer company was acquired by another company during the period, its bonds and preferred stock obligations were redeemed, resulting in significant capital appreciation for your fund. Although the fund had limited exposure to the air transportation industry, an overweight position in CalAir, an affiliate of Continental Airlines, bolstered returns, as these bonds appreciated due to a more favorable supply-demand backdrop for domestic airlines.

As usual, there were some holdings that did not perform as well as we had anticipated. The fund’s holdings in cable television firm Charter Communications lagged as operators in this industry struggled with increased competition from satellite providers and other sources. Communications technology firm Level 3 Communications, a distressed security, and auto parts supplier Dana Corp. both rebounded strongly during the market rally in early 2006. However, we chose to underweight Level 3 and sold out of Dana bonds before the rally because we felt it was not a solid long-term investment. Both decisions dampened relative performance. Another holding that struggled was building materials provider Owens Corning. The company is working to emerge from bankruptcy. During the period, Owens’ stock valuation declined, reflecting an overall weakening of the housing sector, and the bond prices fell in tandem. Bonds issued by hospital operator HCA also declined in price, due to the announcement of a leveraged buyout of the firm. Should this take place, it is expected to be the largest such buyout in history. Leveraged buyouts tend to be negative for bondholders. We have, accordingly, reduced the size of the fund’s position in HCA.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings
This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 8/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date	Industry

CCH I, LLC/Capital Corp. (1.0%)	11%, 2015	Cable television

Qwest Corp. (0.7%)	8.875%, 2012	Communications services

General Motors Acceptance Corp. (0.6%)	7.75%, 2010	Automotive

Novelis, Inc. (0.6%)	7.25%, 2015	Basic materials

General Motors Acceptance Corp. (0.6%)	6.875%, 2012	Automotive

Equistar Chemicals LP/Equistar Funding Corp. (0.6%)	10.125%, 2008	Basic materials

Qwest Communications International, Inc. (0.6%)	7.5%, 2014	Communications services

NRG Energy, Inc. (0.6%)	7.375%, 2016	Utilities and power

Legrand SA (0.6%)	8.5%, 2025	Capital goods

Echostar DBS Corp. (0.6%)	6.375%, 2011	Broadcasting

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we embark on your fund’s new fiscal year, we will, as always, focus on three main factors to determine our outlook. First, we consider company fundamentals. While some industries currently are facing challenges, the overall fundamental backdrop for corporations remains positive. We also examine technicals, or trends with regard to the supply of high-yield bonds as well as the demand for them. There, we are cautious. For the rest of 2006, there is a large calendar of new issuance that is scheduled to come to market, which will add to supply. Many of these potential deals are tied to leveraged buyouts. These types of deals tend to carry more aggressive financing structures, and thus may result in credit downgrades or an influx of lower-quality bonds into the market. Finally, we consider valuations. While high-yield spreads are tight by historical standards, they remain at levels we consider to be generally fair, given the low default rate. As of the end of the period, spreads were actually substantially wider than they had been in May 2006, indicating some improvement in valuations.

Overall, we believe that returns in the foreseeable future will be generated mainly through interest income rather than capital appreciation or depreciation. Therefore, we intend to continue to build and maintain a diversified portfolio of relatively higher-quality lower-rated bonds.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.08%	8.93%	8.15%	8.15%	8.25%	8.25%	8.69%	8.57%	8.80%	9.14%

10 years	70.28	63.92	58.41	58.41	57.71	57.71	66.15	60.70	65.84	73.24
Annual average	5.47	5.07	4.71	4.71	4.66	4.66	5.21	4.86	5.19	5.65

5 years	49.97	44.27	44.65	42.71	44.24	44.24	48.07	43.29	47.79	51.75
Annual average	8.44	7.61	7.66	7.37	7.60	7.60	8.17	7.46	8.13	8.70

3 years	30.31	25.49	27.49	24.49	27.56	27.56	29.33	25.18	29.03	31.29
Annual average	9.23	7.86	8.43	7.58	8.45	8.45	8.95	7.77	8.87	9.50

1 year	4.64	0.67	3.99	-0.87	4.02	3.05	4.46	1.09	4.37	4.99

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 8/31/96 to 8/31/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,841 and $15,771, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,070 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,584 and $17,324, respectively. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 8/31/06

	JP Morgan	Lipper High
	Developed	Current Yield Funds
	High Yield Index	category average†

Annual average
(life of fund)	—*	8.82%

10 years	93.59%	69.62
Annual average	6.83	5.29

5 years	54.97	43.69
Annual average	9.16	7.46

3 years	31.19	27.52
Annual average	9.47	8.42

1 year	5.37	4.67

Index and Lipper results should be compared to fund performance at net asset value.

* This index began operations on 12/31/94.

† Over the 1-, 3-, 5-, and 10-year periods ended 8/31/06, there were 458, 392, 316, and 119 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 8/31/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.588		$0.527	$0.529	$0.564		$0.566	$0.612

Capital gains	—		—	—	—		—	—

Total	$0.588		$0.527	$0.529	$0.564		$0.566	$0.612

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/05	$8.10	$8.42	$8.06	$8.06	$8.10	$8.37	$8.08	$8.06

8/31/06	7.87	8.18	7.84	7.84	7.88	8.14	7.85	7.83

Current yield (end of period)

Current dividend rate[1]	7.47%	7.19%	6.73%	6.89%	7.16%	6.93%	7.18%	7.82%

Current 30-day SEC yield[2]	7.41	7.12	6.65	6.65	7.16	6.93	7.16	7.66

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.10%	8.95%	8.17%	8.17%	8.27%	8.27%	8.71%	8.59%	8.82%	9.16%

10 years	67.13	60.91	55.46	55.46	54.54	54.54	62.92	57.58	62.60	69.88
Annual average	5.27	4.87	4.51	4.51	4.45	4.45	5.00	4.65	4.98	5.44

5 years	60.81	54.88	54.95	52.95	54.56	54.56	58.56	53.50	58.43	62.32
Annual average	9.97	9.14	9.15	8.87	9.10	9.10	9.66	8.95	9.64	10.17

3 years	28.79	23.95	26.17	23.17	25.92	25.92	27.98	23.79	27.38	29.60
Annual average	8.80	7.42	8.06	7.19	7.99	7.99	8.57	7.37	8.40	9.03

1 year	6.64	2.66	5.99	1.03	5.75	4.76	6.31	2.85	6.24	6.87

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from March 1, 2006, to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.20	$ 9.01	$ 9.01	$ 6.47	$6.47	$ 3.93

Ending value (after expenses)	$1,022.30	$1,019.70	$1,018.60	$1,020.80	$1,021.00	$1,024.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2006, use the calculation method below. To find the value of your investment on March 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.19	$ 9.00	$ 9.00	$ 6.46	$6.46	$ 3.92

Ending value (after expenses)	$1,020.06	$1,016.28	$1,016.28	$1,018.80	$1,018.80	$1,021.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Average annualized expense ratio for Lipper peer group†	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

†  Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover
and Overall Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam High Yield Trust	46%	41%	62%	75%	74%*

Lipper High Current Yield Funds category average	88%	73%	95%	98%	99%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 8/31/06.

* Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

Your fund’s Overall Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader and Norman Boucher and Robert Salvin are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

Trustee and Putnam employee fund ownership

As of August 31, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in

	Assets in the fund	all Putnam funds
Trustees	$ 554,000	$ 93,000,000

Putnam employees	$4,149,000	$413,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,700,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Advantage Fund and Putnam Managed High Yield Trust.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund and a Portfolio Member of Putnam Convertible Income-Growth Trust, Putnam High Yield Advantage Fund, and Putnam Managed High Yield Trust.

Paul Scanlon, Norman Boucher, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended August 31, 2006, Portfolio Member Geoffrey Kelley took up other fund management responsibilities within Putnam.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•
Chief Technology Officer	2005							•

Joshua Brooks	2006							•
Deputy Head of Investments	2005							•

William Connolly	2006							•
Head of Retail Management	2005							•

Kevin Cronin	2006							•
Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•
President and CEO	2005							•

Amrit Kanwal	2006							•
Chief Financial Officer	2005						•

Steven Krichmar	2006						•
Chief of Operations	2005							•

Francis McNamara, III	2006							•
General Counsel	2005							•

Jeffrey Peters	N/A
Head of International Business	N/A

Richard Robie, III	2006						•
Chief Administrative Officer	2005						•

Edward Shadek	2006							•
Deputy Head of Investments	2005							•

Sandra Whiston	2006						•
Head of Institutional Management	2005						•

N/A indicates the individual became a member of Putnam’s Executive Board after the reporting date.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small-mid-cap Russell 2500 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and • That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 48th percentile in management fees and in the 31st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel —but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

22nd	24th	28th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 435, 382, and 310 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Current Yield Funds category for the one-, five- and ten-year periods ended September 30, 2006, were 50%, 30%, and 49%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 228th out of 458, 95th out of 321, and 59th out of 120 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confiden-tiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Federal tax information (Unaudited)

The fund designated 2.23% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2006, the fund hereby designates 2.26% or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and nonin-vestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust, including the fund’s portfolio, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 10, 2006

The fund’s portfolio 8/31/06

CORPORATE BONDS AND NOTES (86.6%)*

		Principal amount	Value

Advertising and Marketing Services (0.3%)
Lamar Media Corp.
company guaranty 7 1/4s, 2013		$3,950,000	$3,920,375
Lamar Media Corp. 144A sr. sub.
notes 6 5/8s, 2015		2,080,000	1,955,200
			5,875,575

Automotive (5.6%)
ArvinMeritor, Inc. sr. unsecd. notes
8 1/8s, 2015		1,460,000	1,350,500
Delco Remy International, Inc.
company guaranty 11s, 2009		3,000	1,826
Ford Motor Co. notes 7.45s,
2031 (S)		10,515,000	8,254,275
Ford Motor Credit Corp. bonds
7 3/8s, 2011		2,675,000	2,573,147
Ford Motor Credit Corp. notes
7 7/8s, 2010		7,400,000	7,272,861
Ford Motor Credit Corp. notes
7 3/8s, 2009		11,460,000	11,240,083
Ford Motor Credit Corp. sr. notes
9 7/8s, 2011		11,170,000	11,629,204
Ford Motor Credit Corp. 144A sr.
unsecd. notes 9 3/4s, 2010		5,285,000	5,470,530
General Motors Acceptance Corp.
notes 7 3/4s, 2010 (S)		14,440,000	14,677,581
General Motors Acceptance Corp.
notes 6 7/8s, 2012		14,715,000	14,364,842
General Motors Acceptance Corp.
notes 6 3/4s, 2014 (S)		10,220,000	9,797,781
General Motors Acceptance Corp.
notes 5 1/8s, 2008		3,838,000	3,731,595
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009		7,695,000	7,468,221
General Motors Corp. notes
7.2s, 2011		2,635,000	2,361,619
Lear Corp. company guaranty Ser. B,
8.11s, 2009		2,635,000	2,542,775
Lear Corp. sr. notes 8 1/8s, 2008	EUR	860,000	1,119,976
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014		$3,770,000	3,760,575
Tenneco Automotive, Inc. sec. notes
Ser. B, 10 1/4s, 2013		7,565,000	8,236,394
TRW Automotive, Inc. sr. notes
9 3/8s, 2013		2,755,000	2,940,962
TRW Automotive, Inc. sr. sub. notes
11s, 2013		8,488,000	9,230,700
Visteon Corp. sr. notes 7s, 2014		245,000	217,438
			128,242,885

Basic Materials (9.2%)
Abitibi-Consolidated, Inc. debs.
8.85s, 2030 (Canada)		1,590,000	1,355,475
Abitibi-Consolidated, Inc. notes
7 3/4s, 2011(Canada)		1,510,000	1,392,975
Abitibi-Consolidated, Inc. notes 6s,
2013 (Canada)		3,188,000	2,630,100
AK Steel Corp. company guaranty
7 3/4s, 2012		10,200,000	9,945,000

CORPORATE BONDS AND NOTES (86.6%)* continued

		Principal amount	Value

Basic Materials continued
BCP Crystal US Holdings Corp.
sr. sub. notes 9 5/8s,2014		$4,875,000	$5,283,281
Boise Cascade, LLC company
guaranty 7 1/8s, 2014		5,794,000	5,388,420
Builders FirstSource, Inc. company
guaranty FRB 9.655s, 2012		2,170,000	2,197,125
Century Aluminum Co. company
guaranty 7 1/2s, 2014		2,725,000	2,711,375
Chaparral Steel Co. company
guaranty 10s, 2013		9,425,000	10,414,625
Chesapeake Corp. sr. sub. notes
7s, 2014	EUR	1,215,000	1,415,899
Clondalkin Industries BV 144A
sr. notes 8s, 2014 (Netherlands)	EUR	1,750,000	2,364,135
Cognis Holding GmbH & Co.
144A sr. notes 12.282s,
2015 (Germany) ‡‡	EUR	3,822,774	4,809,591
Cognis Holding GmbH & Co.
144A sr. notes 9 1/2s,
2014 (Germany)	EUR	1,260,000	1,738,463
Compass Minerals International,
Inc. sr. disc. notes stepped-coupon
Ser. B, zero % (12s, 6/1/08), 2013 ††		$2,540,000	2,355,850
Compass Minerals International, Inc.
sr. notes stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		10,532,000	10,176,545
Covalence Specialty Materials Corp.
144A sr. sub. notes 10 1/4s, 2016		9,405,000	9,028,800
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A,
zero % (10s, 10/1/09), 2014 ††		5,419,000	4,389,390
Equistar Chemicals LP/Equistar
Funding Corp. company guaranty
10 1/8s, 2008		12,778,000	13,512,735
Georgia-Pacific Corp. debs.
9 1/2s, 2011		6,385,000	6,879,837
Gerdau Ameristeel Corp. sr. notes
10 3/8s, 2011 (Canada)		7,150,000	7,704,125
Huntsman, LLC company guaranty
11 5/8s, 2010		2,408,000	2,672,880
Huntsman, LLC company guaranty
11 1/2s, 2012		1,681,000	1,907,935
Innophos, Inc. company guaranty
8 7/8s, 2014		3,355,000	3,355,000
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		1,525,000	1,444,938
Jefferson Smurfit Corp. company
guaranty 7 1/2s, 2013		276,000	252,540
MDP Acquisitions PLC sr. notes
9 5/8s, 2012 (Ireland)		8,695,000	9,075,406
MDP Acquisitions PLC sr. notes
Ser. EUR, 10 1/8s, 2012 (Ireland)	EUR	322,000	449,425
Metals USA, Inc. 144A sec. notes
11 1/8s, 2015		$4,280,000	4,718,700
Nalco Co. sr. sub. notes 9s, 2013	EUR	1,530,000	2,108,053
Nalco Co. sr. sub. notes 8 7/8s, 2013		$4,515,000	4,650,450
Nell AF S.a.r.l. 144A sr. notes 8 3/8s,
2015 (Luxembourg) (S)		3,930,000	3,934,913

CORPORATE BONDS AND NOTES (86.6%)* continued

		Principal amount	Value

Basic Materials continued
Nell AF S.a.r.l. 144A sr. notes 8 3/8s,
2015 (Luxembourg)	EUR	2,885,000	$3,845,751
NewPage Corp. sec. notes 10s, 2012		$4,170,000	4,305,525
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		4,888,000	4,802,460
Norske Skog Canada, Ltd. sr. notes
7 3/8s, 2014 (Canada)		3,455,000	3,152,688
Novelis, Inc. 144A sr. notes 7 1/4s, 2015		15,270,000	14,506,500
PCI Chemicals Canada sec. sr. notes
10s, 2008 (Canada)		1,694,026	1,757,552
PQ Corp. company guaranty
7 1/2s, 2013		5,950,000	5,697,125
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	6,050,000	7,979,569
Steel Dynamics, Inc. company guaranty
9 1/2s, 2009		$4,379,000	4,532,265
Stone Container Corp. sr. notes
9 3/4s, 2011		11,147,000	11,453,543
Stone Container Finance company
guaranty 7 3/8s, 2014 (Canada)		1,385,000	1,246,500
United States Steel Corp. sr. notes
9 3/4s, 2010		1,396,000	1,483,250
United States Steel, LLC sr. notes
10 3/4s, 2008		2,637,000	2,841,367
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. A, 5s, 2011 ‡‡		748,545	583,865
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. B, 6s, 2010 ‡‡		424,922	331,439
			208,783,385

Beverage (0.2%)
Constellation Brands, Inc. company
guaranty Ser. B, 8s, 2008		3,088,000	3,184,500
Constellation Brands, Inc. sr. sub.
notes Ser. B, 8 1/8s, 2012		338,000	350,252
			3,534,752

Broadcasting (2.4%)
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015		11,515,000	10,766,525
Echostar DBS Corp. company
guaranty 6 5/8s, 2014		4,440,000	4,267,950
Echostar DBS Corp. sr. notes
6 3/8s, 2011		12,880,000	12,541,900
Gray Television, Inc. company
guaranty 9 1/4s, 2011		1,783,000	1,854,320
LIN Television Corp. company
guaranty Ser. B, 6 1/2s, 2013		1,840,000	1,697,400
Paxson Communications Corp. 144A
sec. FRN 11.757s, 2013		2,660,000	2,679,950
Paxson Communications Corp. 144A
sec. FRN 8.757s, 2012		3,210,000	3,234,075
Radio One, Inc. company guaranty
6 3/8s, 2013		3,305,000	2,991,025
Sirius Satellite Radio, Inc. sr. unsecd.
notes 9 5/8s, 2013		5,470,000	5,196,500

CORPORATE BONDS AND NOTES (86.6%)* continued

	Principal amount	Value

Broadcasting continued
Young Broadcasting, Inc. company
guaranty 10s, 2011	$5,933,000	$5,488,025
Young Broadcasting, Inc. sr. sub.
notes 8 3/4s, 2014	3,385,000	2,877,250
		53,594,920

Building Materials (1.7%)
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	8,427,000	8,258,460
Building Materials Corp. company
guaranty 8s, 2008	2,869,000	2,858,241
Goodman Global Holding Co., Inc.
sr. notes FRN Ser. B, 8.329s, 2012	4,155,000	4,155,000
NTK Holdings, Inc. sr. disc. notes
zero %, 2014	6,735,000	4,512,450
Owens Corning bonds 7 1/2s, 2018
(In default) †	5,424,000	2,983,200
Owens Corning notes 7 1/2s, 2005
(In default) † ****	5,755,000	3,150,863
Ply Gem Industries, Inc. sr. sub. notes
9s, 2012	1,075,000	870,750
Texas Industries, Inc. sr. unsecd. notes
7 1/4s, 2013	3,800,000	3,800,000
THL Buildco, Inc. (Nortek Holdings,
Inc.) sr. sub. notes 8 1/2s, 2014	9,760,000	9,076,800
		39,665,764

Cable Television (2.9%)
Adelphia Communications Corp.
sr. notes 10 7/8s, 2010 (In default) †	3,211,000	1,902,518
Adelphia Communications Corp.
sr. notes 7 7/8s, 2009 (In default) †	2,918,000	1,707,030
Adelphia Communications Corp.
sr. notes Ser. B, 9 7/8s, 2007 (In default) †	2,431,000	1,446,445
Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014	3,950,000	3,811,750
Cablevision Systems Corp. sr. notes
Ser. B, 8s, 2012	1,050,000	1,055,250
CCH I, LLC/Capital Corp. sec. notes
11s, 2015	24,384,000	21,640,800
CCH I Holdings, LLC company
guaranty stepped-coupon
zero % (12 1/8s, 1/15/07), 2015 ††	1,098,000	688,995
CCH II, LLC/Capital Corp. sr. notes
Ser. B, 10 1/4s, 2010	6,225,000	6,287,250
CCH, LLC/Capital Corp. sr. notes
10 1/4s, 2010	2,185,000	2,212,313
CSC Holdings, Inc. debs. 7 5/8s, 2018	2,579,000	2,601,566
CSC Holdings, Inc. sr. notes Ser. B,
7 5/8s, 2011	5,045,000	5,158,513
CSC Holdings, Inc. 144A sr. notes
7 1/4s, 2012	6,350,000	6,238,875
NTL Cable PLC sr. notes 9 1/8s,
2016 (United Kingdom)	2,200,000	2,271,500
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	8,810,000	9,294,550
		66,317,355

CORPORATE BONDS AND NOTES (86.6%)* continued

		Principal amount	Value

Capital Goods (8.4%)
Alliant Techsystems, Inc. sr. sub.
notes 6 3/4s, 2016		$9,415,000	$9,156,088
Allied Waste North America, Inc.
company guaranty Ser. B, 8 1/2s, 2008		8,932,000	9,311,610
Allied Waste North America, Inc.
sec. notes Ser. B, 5 3/4s, 2011 (S)		860,000	817,000
Amsted Industries, Inc. 144A
sr. notes 10 1/4s, 2011		8,520,000	9,201,600
Berry Plastics Corp. company
guaranty 10 3/4s, 2012		870,000	948,300
Blount, Inc. sr. sub. notes 8 7/8s, 2012		6,405,000	6,413,006
Browning-Ferris Industries, Inc.
sr. notes 6 3/8s, 2008		4,215,000	4,183,388
Crown Americas, LLC/Crown
Americas Capital Corp.
sr. notes 7 5/8s, 2013		6,990,000	7,024,950
Crown Cork & Seal Co. Inc.
debs. 8s, 2023		4,350,000	4,110,750
Crown Euro Holdings SA company
guaranty 6 1/4s, 2011 (France)	EUR	5,110,000	6,939,247
Decrane Aircraft Holdings Co.
company guaranty zero %, 2008
(acquired 7/23/04, cost $4,705,611) ‡		$14,344,000	10,040,800
Earle M. Jorgensen Co. sec. notes
9 3/4s, 2012		11,456,000	12,200,640
Graham Packaging Co., Inc.
company guaranty 8 1/2s, 2012		2,010,000	1,944,675
Graham Packaging Co., Inc.
sub. notes 9 7/8s, 2014		6,645,000	6,395,813
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015		4,730,000	4,765,475
K&F Acquisitions, Inc. company
guaranty 7 3/4s, 2014		5,905,000	5,875,475
L-3 Communications Corp. company
guaranty 6 1/8s, 2013		4,510,000	4,340,875
L-3 Communications Corp. sr. sub.
notes Class B, 6 3/8s, 2015		6,510,000	6,265,875
Legrand SA debs. 8 1/2s, 2025 (France)		11,095,000	12,648,300
Manitowoc Co., Inc. (The) company
guaranty 10 1/2s, 2012		5,086,000	5,486,523
Manitowoc Co., Inc. (The) sr. notes
7 1/8s, 2013		2,340,000	2,304,900
Milacron Escrow Corp. sec. notes
11 1/2s, 2011		4,896,000	4,675,680
Owens Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	EUR	5,765,000	7,223,672
Owens-Brockway Glass company
guaranty 8 1/4s, 2013		$4,330,000	4,384,125
Owens-Brockway Glass company
guaranty 7 3/4s, 2011		1,000,000	1,022,500
Owens-Brockway Glass sr. sec. notes
8 3/4s, 2012		5,713,000	6,070,063
Owens-Illinois, Inc. debs. 7 1/2s, 2010		1,685,000	1,668,150
Ray Acquisition SCA sr. notes 9 3/8s,
2015 (France)	EUR	6,050,000	8,498,376
RBS Global, Inc. and Rexnord Corp.
144A company guaranty 9 1/2s, 2014		$9,285,000	9,331,425
RBS Global, Inc. and Rexnord Corp.
144A sr. sub. notes 11 3/4s, 2016		1,030,000	1,060,900

CORPORATE BONDS AND NOTES (86.6%)* continued

	Principal amount	Value

Capital Goods continued
Solo Cup Co. sr. sub. notes
8 1/2s, 2014	$7,300,000	$6,351,000
TD Funding Corp. 144A sr. sub.
notes 7 3/4s, 2014	1,325,000	1,315,063
Tekni-Plex, Inc. 144A sec. notes
10 7/8s, 2012	5,190,000	5,760,900
Terex Corp. company guaranty
9 1/4s, 2011	1,540,000	1,622,775
WCA Waste Corp. 144A sr. notes
9 1/4s, 2014	2,600,000	2,658,500
		192,018,419

Commercial and Consumer Services (0.1%)
iPayment, Inc. 144A sr. sub. notes
9 3/4s, 2014	2,015,000	2,040,188

Communication Services (6.9%)
American Cellular Corp. company
guaranty 9 1/2s, 2009	1,807,000	1,849,916
American Cellular Corp. sr. notes
Ser. B, 10s, 2011	3,725,000	3,874,000
American Tower Corp. sr. notes
7 1/2s, 2012	3,360,000	3,418,800
American Towers, Inc. company
guaranty 7 1/4s, 2011	2,210,000	2,270,775
Centennial Cellular Operating Co.,
LLC company guaranty 10 1/8s, 2013	3,070,000	3,238,850
Centennial Cellular Operating Co.,
LLC sr. sub. notes 10 3/4s, 2008	756,000	763,560
Centennial Communications Corp.
sr. notes 10s, 2013	2,755,000	2,748,113
Centennial Communications Corp.
sr. notes FRN 11.258s, 2013	1,125,000	1,161,563
Cincinnati Bell Telephone company
guaranty 6.3s, 2028	1,335,000	1,141,425
Cincinnati Bell, Inc. company
guaranty 7s, 2015	2,210,000	2,154,750
Citizens Communications Co. notes
9 1/4s, 2011	7,860,000	8,596,875
Citizens Communications Co.
sr. notes 6 1/4s, 2013	3,290,000	3,178,963
Digicel, Ltd. 144A sr. notes 9 1/4s,
2012 (Jamaica)	5,715,000	5,957,888
Dobson Cellular Systems sec. notes
9 7/8s, 2012	4,360,000	4,654,300
Dobson Communications Corp.
sr. notes FRN 9.757s, 2012	2,295,000	2,323,688
Horizon PCS, Inc. company guaranty
11 3/8s, 2012	1,065,000	1,200,788
Inmarsat Finance PLC company
guaranty 7 5/8s, 2012 (United Kingdom)	3,022,000	3,097,550
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	8,984,000	7,838,540
Intelsat Bermuda, Ltd. 144A sr. notes
11 1/4s, 2016 (Bermuda)	10,365,000	10,740,731

CORPORATE BONDS AND NOTES (86.6%)* continued

	Principal amount	Value

Communication Services continued
Intelsat Subsidiary Holding Co., Ltd.
company guaranty stepped-coupon
8 7/8s (8 5/8s, 1/15/15), 2015
(Bermuda) ††	$360,000	$363,600
Intelsat Subsidiary Holding Co., Ltd.
sr. notes stepped-coupon 8 1/2s
(8 1/4s, 1/15/31), 2013 (Bermuda) ††	3,220,000	3,211,950
iPCS, Inc. sr. notes 11 1/2s, 2012	2,565,000	2,885,625
IWO Holdings, Inc. sec. FRN
9.257s, 2012	835,000	862,138
Level 3 Financing, Inc. company
guaranty 10 3/4s, 2011	835,000	869,444
Level 3 Financing, Inc. 144A sr. notes
FRN 11.424s, 2011	2,680,000	2,803,950
Nordic Telephone Co. Holdings ApS
144A sr. notes 8 7/8s, 2016 (Denmark)	1,035,000	1,076,400
PanAmSat Corp. company guaranty
9s, 2014	2,740,000	2,787,950
PanAmSat Corp. notes 6 3/8s, 2008	699,000	695,505
Qwest Communications International,
Inc. company guaranty 7 1/2s, 2014 (S)	13,480,000	13,362,050
Qwest Corp. debs. 7 1/4s, 2025	2,820,000	2,696,625
Qwest Corp. notes 8 7/8s, 2012	14,295,000	15,474,338
Qwest Corp. sr. notes 7 5/8s, 2015	4,590,000	4,710,488
Rogers Cantel, Inc. debs. 9 3/4s,
2016 (Canada)	2,435,000	2,934,175
Rogers Wireless, Inc. sec. notes
9 5/8s, 2011 (Canada)	1,312,000	1,469,440
Rogers Wireless, Inc. sec. notes
7 1/2s, 2015 (Canada)	2,685,000	2,805,825
Rogers Wireless, Inc. sr. sub. notes
8s, 2012 (Canada)	3,355,000	3,505,975
Rural Cellular Corp. sr. notes
9 7/8s, 2010	1,985,000	2,049,513
Rural Cellular Corp. sr. sub. FRN
11.239s, 2012	1,410,000	1,452,300
Rural Cellular Corp. sr. sub. notes
9 3/4s, 2010	2,195,000	2,184,025
Syniverse Technologies, Inc. sr. sub.
notes Ser. B, 7 3/4s, 2013	3,565,000	3,466,963
Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	3,170,000	3,296,800
Windstream Corp. 144A sr. notes
8 5/8s, 2016	7,875,000	8,327,813
Windstream Corp. 144A sr. notes
8 1/8s, 2013	4,140,000	4,367,700
		157,871,667

Consumer (0.9%)
Jostens IH Corp. company guaranty
7 5/8s, 2012	11,165,000	10,941,700
Samsonite Corp. sr. sub. notes
8 7/8s, 2011	9,530,000	9,792,075
		20,733,775

CORPORATE BONDS AND NOTES (86.6%)* continued

	Principal amount	Value

Consumer Goods (2.1%)
Church & Dwight Co., Inc. company
guaranty 6s, 2012	$4,430,000	$4,164,200
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	5,670,000	5,457,375
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	4,924,000	5,145,580
Playtex Products, Inc. sec. notes
8s, 2011	9,010,000	9,370,400
Prestige Brands, Inc. sr. sub. notes
9 1/4s, 2012	6,045,000	6,014,775
Remington Arms Co., Inc. company
guaranty 10 1/2s, 2011	4,755,000	4,136,850
Scotts Co. (The) sr. sub. notes
6 5/8s, 2013	2,335,000	2,253,275
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	12,535,000	9,714,625
Spectrum Brands, Inc. sr. sub. notes
8 1/2s, 2013	2,460,000	2,044,875
		48,301,955

Consumer Services (0.8%)
Brand Services, Inc. company guaranty
12s, 2012	7,325,000	8,213,156
United Rentals NA, Inc. company
guaranty 6 1/2s, 2012	2,775,000	2,629,313
United Rentals NA, Inc. sr. sub. notes
7 3/4s, 2013	219,000	209,693
United Rentals NA, Inc. sr. sub. notes
7s, 2014	8,105,000	7,436,338
		18,488,500

Energy (9.2%)
Arch Western Finance, LLC sr. notes
6 3/4s, 2013	12,155,000	11,729,575
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012
(Cayman Islands)	4,361,000	4,377,354
Chaparral Energy, Inc. company
guaranty 8 1/2s, 2015	4,015,000	4,045,113
CHC Helicopter Corp. sr. sub. notes
7 3/8s, 2014 (Canada)	8,380,000	7,877,200
Chesapeake Energy Corp. company
guaranty 7 3/4s, 2015	3,742,000	3,816,840
Chesapeake Energy Corp. sr. notes
7 1/2s, 2013	6,425,000	6,489,250
Chesapeake Energy Corp. sr. notes
7s, 2014	2,715,000	2,687,850
Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	5,360,000	5,212,600
Comstock Resources, Inc. sr. notes
6 7/8s, 2012	4,485,000	4,299,994
Denbury Resources, Inc. sr. sub. notes
7 1/2s, 2015	2,815,000	2,843,150
Dresser, Inc. company guaranty
10 1/8s, 2011 ‡‡	5,444,000	5,552,880
Dresser-Rand Group, Inc. company
guaranty 7 3/8s, 2014	2,687,000	2,586,238
Encore Acquisition Co. sr. sub. notes
6 1/4s, 2014	2,220,000	2,086,800

CORPORATE BONDS AND NOTES (86.6%)* continued

	Principal amount	Value

Energy continued
Encore Acquisition Co. sr. sub. notes
6s, 2015	$7,492,000	$6,948,830
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	8,425,000	8,193,313
Forest Oil Corp. sr. notes 8s, 2011	4,174,000	4,309,655
Forest Oil Corp. sr. notes 8s, 2008	2,507,000	2,563,408
Hanover Compressor Co. sr. notes
9s, 2014	3,175,000	3,365,500
Hanover Equipment Trust sec. notes
Ser. B, 8 3/4s, 2011	1,630,000	1,695,200
Harvest Operations Corp. sr. notes
7 7/8s, 2011 (Canada)	5,755,000	5,539,188
Hilcorp Energy I LP/Hilcorp Finance Co.
144A sr. notes 9s, 2016	2,085,000	2,163,188
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	2,350,000	2,191,375
Inergy LP/Inergy Finance Corp.
sr. notes 6 7/8s, 2014	9,545,000	9,043,888
Massey Energy Co. sr. notes
6 5/8s, 2010	7,265,000	7,156,025
Newfield Exploration Co. sr. notes
7 5/8s, 2011	6,220,000	6,391,050
Newfield Exploration Co. sr. sub.
notes 6 5/8s, 2014	6,605,000	6,456,388
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	6,055,000	5,661,425
Oslo Seismic Services, Inc.
1st mtge. 8.28s, 2011	4,103,541	4,200,582
Pacific Energy Partners/Pacific Energy
Finance Corp. sr. notes 7 1/8s, 2014	3,260,000	3,292,600
Peabody Energy Corp. sr. notes
5 7/8s, 2016	6,615,000	6,027,919
PetroHawk Energy Corp. 144A
sr. notes 9 1/8s, 2013	11,920,000	12,128,600
Plains Exploration & Production Co.
sr. notes 7 1/8s, 2014	6,695,000	6,862,375
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	7,395,000	7,764,750
Pogo Producing Co. sr. sub. notes
6 7/8s, 2017	5,465,000	5,205,413
Pogo Producing Co. 144A sr. sub.
notes 7 7/8s, 2013	2,615,000	2,667,300
Pride International, Inc. sr. notes
7 3/8s, 2014	5,600,000	5,698,000
Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	3,675,000	3,509,625
Seabulk International, Inc. company
guaranty 9 1/2s, 2013	3,450,000	3,760,500
Stone Energy Corp. sr. sub. notes
6 3/4s, 2014	1,925,000	1,857,625
Targa Resources, Inc. 144A company
guaranty 8 1/2s, 2013	4,025,000	4,014,938
Whiting Petroleum Corp. company
guaranty 7s, 2014	6,665,000	6,565,025
		208,838,529

CORPORATE BONDS AND NOTES (86.6%)* continued

		Principal amount	Value

Entertainment (1.6%)
AMC Entertainment, Inc. company
guaranty 11s, 2016		$3,495,000	$3,796,444
AMC Entertainment, Inc. sr. sub.
notes 8s, 2014		2,100,000	1,963,500
Avis Budget Care Rental, LLC 144A
sr. notes 7 3/4s, 2016		4,050,000	3,829,680
Cinemark USA, Inc. sr. sub. notes
9s, 2013		1,510,000	1,562,850
Cinemark, Inc. sr. disc. notes
stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††		9,535,000	7,437,300
Hertz Corp. 144A sr. notes
8 7/8s, 2014		5,190,000	5,384,625
Marquee Holdings, Inc. sr. disc.
notes stepped-coupon zero %
(12s, 8/15/09), 2014 ††		5,060,000	3,858,250
Six Flags, Inc. sr. notes 9 5/8s, 2014		4,040,000	3,605,700
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010		2,340,000	2,354,625
Universal City Florida Holding Co.
sr. notes FRN 10.239s, 2010		3,321,000	3,395,723
			37,188,697

Financial (0.7%)
BCM Ireland Finance Ltd. 144A FRN
8.215s, 2016 (Cayman Islands)	EUR	1,715,000	2,266,796
Crescent Real Estate Equities LP
notes 7 1/2s, 2007 (R)		$2,640,000	2,653,200
E*Trade Finance Corp. sr. notes
8s, 2011		8,100,000	8,403,750
Finova Group, Inc. notes 7 1/2s, 2009		9,197,850	2,667,377
			15,991,123

Food (1.8%)
Archibald Candy Corp. company
guaranty 10s, 2007 (In default) (F) †		861,992	45,041
Chiquita Brands International, Inc.
sr. notes 8 7/8s, 2015		800,000	746,000
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014		4,570,000	4,021,600
Dean Foods Co. company guaranty
7s, 2016		6,495,000	6,430,050
Dean Foods Co. sr. notes 6 5/8s, 2009		2,990,000	2,997,475
Del Monte Corp. company guaranty
6 3/4s, 2015		3,360,000	3,192,000
Del Monte Corp. sr. sub. notes
8 5/8s, 2012		6,185,000	6,471,056
Nutro Products, Inc. 144A sr. notes
FRN 9.23s, 2013		2,150,000	2,214,500
Pinnacle Foods Holding Corp. sr. sub.
notes 8 1/4s, 2013		8,615,000	8,464,238
Swift & Co. company guaranty
10 1/8s, 2009		3,630,000	3,666,300
United Biscuits Finance company
guaranty 10 5/8s, 2011
(United Kingdom)	EUR	2,090,000	2,824,791
			41,073,051

CORPORATE BONDS AND NOTES (86.6%)* continued

		Principal amount	Value

Gaming & Lottery (3.3%)
Boyd Gaming Corp. sr. sub. notes
8 3/4s, 2012		$1,614,000	$1,690,665
Boyd Gaming Corp. sr. sub. notes 7
3/4s, 2012		3,315,000	3,323,288
Boyd Gaming Corp. sr. sub. notes
7 1/8s, 2016		5,310,000	5,051,138
Boyd Gaming Corp. sr. sub. notes
6 3/4s, 2014		730,000	688,025
MGM Mirage, Inc. company guaranty
8 1/2s, 2010		3,257,000	3,427,993
MGM Mirage, Inc. company guaranty
6s, 2009		7,002,000	6,844,455
MGM Mirage, Inc. sr. notes
6 3/4s, 2012		2,000	1,945
Mirage Resorts, Inc. debs. 7 1/4s, 2017		875,000	842,188
Park Place Entertainment Corp.
sr. notes 8 1/2s, 2006		1,465,000	1,472,133
Park Place Entertainment Corp.
sr. notes 7s, 2013		4,000,000	4,128,956
Park Place Entertainment Corp.
sr. sub. notes 7 7/8s, 2010		2,834,000	2,954,445
Pinnacle Entertainment, Inc. sr. sub.
notes 8 1/4s, 2012		6,610,000	6,643,050
Resorts International Hotel and
Casino, Inc. company guaranty
11 1/2s, 2009		4,943,000	5,171,614
Scientific Games Corp. company
guaranty 6 1/4s, 2012		6,115,000	5,793,963
Station Casinos, Inc. sr. notes 6s, 2012		9,695,000	9,270,844
Station Casinos, Inc. sr. sub. notes
6 7/8s, 2016		2,405,000	2,227,631
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015		10,375,000	10,037,813
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014		5,695,000	5,438,725
			75,008,871

Health Care (5.8%)
Alderwoods Group, Inc. company
guaranty 7 3/4s, 2012		3,495,000	3,704,700
AMR Holding Co., Inc./EmCare
Holding Co., Inc. sr. sub. notes
10s, 2015		95,000	101,175
Athena Neurosciences Finance,
LLC company guaranty 7 1/4s, 2008		1,230,000	1,220,775
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012		5,596,000	5,232,260
DaVita, Inc. company guaranty
6 5/8s, 2013		4,326,000	4,217,850
Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s,
2011 (Ireland)		3,010,000	2,904,650
Extendicare Health Services, Inc.
sr. sub. notes 6 7/8s, 2014		2,665,000	2,784,925
Fresenius Finance BV 144A company
guaranty 5 1/2s, 2016 (Netherlands)	EUR	1,685,000	2,160,945
HCA, Inc. debs. 7.19s, 2015		$1,745,000	1,410,948
HCA, Inc. notes 8.36s, 2024		3,150,000	2,533,180

CORPORATE BONDS AND NOTES (86.6%)* continued

	Principal amount	Value

Health Care continued
HCA, Inc. notes 6 3/8s, 2015	$2,195,000	$1,745,025
HCA, Inc. notes 5 3/4s, 2014	2,385,000	1,854,338
HCA, Inc. sr. notes 7 7/8s, 2011	116,000	110,490
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	2,815,000	2,681,288
MedQuest, Inc. company guaranty
Ser. B, 11 7/8s, 2012	5,596,000	5,176,300
Omnicare, Inc. sr. sub. notes
6 7/8s, 2015	2,660,000	2,543,625
Omnicare, Inc. sr. sub. notes
6 1/8s, 2013	6,090,000	5,678,925
Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	5,435,000	5,244,775
Select Medical Corp. company
guaranty 7 5/8s, 2015	5,375,000	4,649,375
Service Corp. International notes
6 1/2s, 2008	1,006,000	1,006,000
Service Corp. International 144A
sr. notes 8s, 2017 (S)	1,920,000	1,838,400
Service Corporation International
debs. 7 7/8s, 2013	3,857,000	3,943,783
Service Corporation International
notes Ser. *, 7.7s, 2009	2,281,000	2,332,323
Service Corporation International
sr. notes 6 3/4s, 2016	6,680,000	6,346,000
Stewart Enterprises, Inc. sr. notes
6 1/4s, 2013	7,880,000	6,973,800
Tenet Healthcare Corp. notes
7 3/8s, 2013	8,065,000	7,177,850
Tenet Healthcare Corp. sr. notes
9 7/8s, 2014 (S)	6,775,000	6,605,625
Triad Hospitals, Inc. sr. notes 7s, 2012	6,370,000	6,258,525
Triad Hospitals, Inc. sr. sub. notes
7s, 2013	9,369,000	8,947,395
US Oncology, Inc. company guaranty
9s, 2012	4,090,000	4,233,150
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	7,999,000	7,759,030
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	6,360,000	7,083,450
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	2,200,000	2,241,250
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	1,690,000	1,706,900
Ventas Realty LP/Capital Corp.
sr. notes 6 1/2s, 2016 (R)	2,250,000	2,216,250
		132,625,280

Homebuilding (0.7%)
Ashton Woods USA, LLC/Ashton
Woods Finance Co. sr. sub. notes
9 1/2s, 2015	2,835,000	2,459,363
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	4,000	4,254
K. Hovnanian Enterprises, Inc.
company guaranty 8 7/8s, 2012	2,065,000	1,992,725
K. Hovnanian Enterprises, Inc.
company guaranty 7 3/4s, 2013	4,050,000	3,726,000

CORPORATE BONDS AND NOTES (86.6%)* continued

	Principal amount	Value

Homebuilding continued
K. Hovnanian Enterprises, Inc.
sr. notes 6 1/2s, 2014	$2,000	$1,805
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	2,450,000	2,091,688
Standard Pacific Corp. sr. notes
7 3/4s, 2013	4,490,000	4,175,700
Standard Pacific Corp. sr. notes
7s, 2015	825,000	723,938
		15,175,473

Household Furniture and Appliances (0.4%)
Sealy Mattress Co. sr. sub. notes
8 1/4s, 2014 (S)	9,510,000	9,605,100

Lodging/Tourism (0.9%)
FelCor Lodging LP company guaranty
8 1/2s, 2008 (R)	2,630,000	2,781,225
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	9,135,000	9,203,513
Starwood Hotels & Resorts
Worldwide, Inc. company guaranty
7 7/8s, 2012	3,670,000	3,972,775
Starwood Hotels & Resorts
Worldwide, Inc. debs. 7 3/8s, 2015	4,600,000	4,899,000
		20,856,513

Media (1.0%)
Affinion Group, Inc. 144A bonds
11 1/2s, 2015	3,680,000	3,716,800
Affinion Group, Inc. 144A company
guaranty 10 1/8s, 2013	6,330,000	6,567,375
Affinity Group, Inc. sr. sub. notes
9s, 2012	5,935,000	5,935,000
Interpublic Group of Companies, Inc.
notes 6 1/4s, 2014 (S)	1,235,000	1,032,769
Nielsen Finance LLC/Nielsen Finance
Co. 144A sr. notes 10s, 2014	4,495,000	4,539,950
		21,791,894

Publishing (3.4%)
American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	6,355,000	5,878,375
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	4,625,213	4,474,894
Cenveo Corp., sr. sub. notes
7 7/8s, 2013	1,877,000	1,773,765
Dex Media West, LLC/Dex Media
Finance Co. sr. notes Ser. B, 8 1/2s, 2010	6,095,000	6,247,375
Dex Media, Inc. disc. notes
stepped-coupon zero %
(9s, 11/15/08), 2013 ††	4,720,000	3,929,400
Dex Media, Inc. notes 8s, 2013	2,395,000	2,383,025
Houghton Mifflin Co. sr. sub. notes
9 7/8s, 2013	7,690,000	7,959,150
PRIMEDIA, Inc. company guaranty
8 7/8s, 2011	5,107,000	4,953,790
PRIMEDIA, Inc. sr. notes 8s, 2013	9,200,000	8,211,000
R.H. Donnelley Corp. sr. disc. notes
Ser. A-1, 6 7/8s, 2013	1,925,000	1,727,688

CORPORATE BONDS AND NOTES (86.6%)* continued

		Principal amount	Value

Publishing continued
R.H. Donnelley Corp. sr. disc. notes
Ser. A-2, 6 7/8s, 2013		$4,100,000	$3,679,750
R.H. Donnelley Corp. sr. notes
6 7/8s, 2013		2,710,000	2,432,225
R.H. Donnelley Corp. sr. notes
Ser. A-3, 8 7/8s, 2016		5,350,000	5,269,750
Reader’s Digest Association, Inc.
(The) sr. notes 6 1/2s, 2011		3,485,000	3,336,888
Vertis, Inc. company guaranty Ser. B,
10 7/8s, 2009		10,428,000	10,584,420
Vertis, Inc. 144A sub. notes
13 1/2s, 2009		3,920,000	3,626,000
			76,467,495

Restaurants (0.3%)
Sbarro, Inc. company guaranty
11s, 2009		7,558,000	7,652,475

Retail (2.2%)
Asbury Automotive Group, Inc.
sr. sub. notes 8s, 2014		3,430,000	3,344,250
Autonation, Inc. 144A company
guaranty 7s, 2014		1,060,000	1,045,425
Autonation, Inc. 144A company
guaranty FRN 7.507s, 2013		1,605,000	1,613,025
Bon-Ton Stores Inc. (The) company
guaranty 10 1/4s, 2014		7,680,000	7,228,800
Burlington Coat Factory Warehouse
Corp. 144A sr. notes 11 1/8s, 2014		5,335,000	5,048,244
Harry & David Holdings, Inc.
company guaranty 9s, 2013		2,460,000	2,250,900
Jean Coutu Group, Inc. sr. notes
7 5/8s, 2012 (Canada) (S)		5,010,000	5,260,500
Movie Gallery, Inc. sr. unsecd. notes
11s, 2012		2,140,000	1,428,450
Neiman-Marcus Group, Inc.
company guaranty 9s, 2015		9,440,000	10,030,000
Rite Aid Corp. company guaranty
7 1/2s, 2015		3,340,000	3,189,700
Rite Aid Corp. sec. notes 8 1/8s, 2010		4,455,000	4,471,706
United Auto Group, Inc. company
guaranty 9 5/8s, 2012		3,759,000	3,956,348
Victoria ACQ II 144A sr. unsecd. notes
11.217s, 2015 (Netherlands) ‡‡	EUR	1,285,000	1,662,434
			50,529,782

Technology (4.3%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012		$5,426,000	5,446,348
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013		5,119,000	4,811,860
Amkor Technologies, Inc.
sr. unsecd. notes 9 1/4s, 2016		2,620,000	2,495,550
Avago Technologies Finance 144A
sr. notes 10 1/8s, 2013 (Singapore)		1,085,000	1,133,825
Avago Technologies Finance 144A
sr. notes FRN 10.9s, 2013 (Singapore)		90,000	93,938
Celestica, Inc. sr. sub. notes
7 7/8s, 2011 (Canada)		1,810,000	1,805,475

CORPORATE BONDS AND NOTES (86.6%)* continued

	Principal amount	Value

Technology continued
Freescale Semiconductor, Inc.
sr. notes Ser. B, 7 1/8s, 2014	$6,810,000	$7,014,300
Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	1,805,000	1,845,613
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	8,626,000	8,798,520
Lucent Technologies, Inc.
debs. 6 1/2s, 2028	350,000	294,875
Lucent Technologies, Inc.
debs. 6.45s, 2029	7,394,000	6,303,385
Lucent Technologies, Inc.
notes 5 1/2s, 2008	1,395,000	1,368,844
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011 (Cayman Islands)	2,990,000	2,377,050
Nortel Networks, Ltd. 144A company
guaranty 10 3/4s, 2016 (Canada)	1,550,000	1,604,250
Nortel Networks, Ltd. 144A company
guaranty FRN 9.73s, 2011 (Canada)	4,785,000	4,832,850
Seagate Technology Hdd Holdings
company guaranty 8s, 2009
(Cayman Islands)	1,135,000	1,169,050
Sensata Technologies BV 144A
sr. notes 8s, 2014 (Netherlands)	2,625,000	2,572,500
Serena Software, Inc. 144A
sr. sub. notes 10 3/8s, 2016	1,060,000	1,081,200
Solectron Global Finance Corp.
company guaranty 8s, 2016
(Cayman Islands)	3,185,000	3,089,450
SunGard Data Systems, Inc.
company guaranty 10 1/4s, 2015	7,830,000	7,996,388
SunGard Data Systems, Inc.
company guaranty 9 1/8s, 2013	9,007,000	9,299,728
UGS Capital Corp. II 144A
sr. notes 10.38s, 2011	2,140,000	2,156,050
UGS Corp. company guaranty
10s, 2012	4,395,000	4,724,625
Unisys Corp. sr. notes 8s, 2012	3,745,000	3,468,806
Xerox Capital Trust I company
guaranty 8s, 2027	4,340,000	4,453,925
Xerox Corp. company guaranty
9 3/4s, 2009	4,000	4,320
Xerox Corp. sr. notes 7 5/8s, 2013	3,057,000	3,160,174
Xerox Corp. sr. notes 6 7/8s, 2011	1,345,000	1,376,944
Xerox Corp. sr. unsec. sr. notes
6 3/4s, 2017	3,195,000	3,202,988
		97,982,831

Textiles (0.7%)
Levi Strauss & Co. sr. notes
9 3/4s, 2015	7,798,000	8,070,930
Levi Strauss & Co. sr. notes
8 7/8s, 2016	4,005,000	3,914,888
Oxford Industries, Inc. sr. notes
8 7/8s, 2011	4,250,000	4,292,500
		16,278,318

CORPORATE BONDS AND NOTES (86.6%)* continued

	Principal amount	Value

Tire & Rubber (0.5%)
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015 (S)	$10,395,000	$10,420,988

Transportation (0.7%)
CalAir, LLC/CalAir Capital Corp.
company guaranty 8 1/8s, 2008	7,906,000	7,649,055
Kansas City Southern Railway Co.
company guaranty 9 1/2s, 2008	8,753,000	9,125,003
		16,774,058

Utilities & Power (7.6%)
AES Corp. (The) sr. notes 8 7/8s, 2011	795,000	846,675
AES Corp. (The) 144A sec. notes
9s, 2015	7,235,000	7,813,800
AES Corp. (The) 144A sec. notes
8 3/4s, 2013	7,390,000	7,907,300
ANR Pipeline Co. debs. 9 5/8s, 2021	2,385,000	2,880,935
Cleveland Electric Illuminating Co. (The)
144A sr. notes Ser. D, 7.88s, 2017	10,000	11,590
CMS Energy Corp. sr. notes
9 7/8s, 2007	175,000	182,219
CMS Energy Corp. sr. notes
8.9s, 2008	2,199,000	2,297,955
CMS Energy Corp. sr. notes
8 1/2s, 2011	1,254,000	1,344,915
CMS Energy Corp. sr. notes
7 3/4s, 2010	1,730,000	1,803,525
Colorado Interstate Gas Co.
debs. 6.85s, 2037	3,535,000	3,555,362
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015	1,000,000	940,678
Dynegy-Roseton Danskamme
company guaranty Ser. A,
7.27s, 2010	3,500,000	3,473,750
Dynegy-Roseton Danskamme
company guaranty Ser. B, 7.67s, 2016	5,330,000	5,270,038
Edison Mission Energy 144A
sr. notes 7 3/4s, 2016	2,020,000	2,020,000
Edison Mission Energy 144A
sr. notes 7 1/2s, 2013	2,425,000	2,425,000
El Paso Corp. notes 7 3/4s, 2010	1,800,000	1,854,000
El Paso Corp. sr. notes 8.05s, 2030 (S)	5,000,000	5,125,000
El Paso Corp. sr. notes 7 3/8s, 2012 (S)	3,630,000	3,661,763
El Paso Corp. sr. notes Ser. MTN,
7.8s, 2031	3,470,000	3,478,675
El Paso Natural Gas Co.
debs. 8 5/8s, 2022	1,745,000	1,968,660
El Paso Production Holding Co.
company guaranty 7 3/4s, 2013	11,125,000	11,291,875
Ferrellgas LP/Finance sr. notes
6 3/4s, 2014	5,460,000	5,255,250
Midwest Generation, LLC
sec. sr. notes 8 3/4s, 2034	10,955,000	11,667,075
Mirant North America, LLC
company guaranty 7 3/8s, 2013	6,380,000	6,316,200
Mission Energy Holding Co.
sec. notes 13 1/2s, 2008	6,998,000	7,829,013
Monongahela Power Co.
1st mtge. 6.7s, 2014	3,190,000	3,380,843

CORPORATE BONDS AND NOTES (86.6%)* continued

	Principal amount	Value

Utilities & Power continued
Nevada Power Co. 2nd mtge. 9s, 2013	$3,163,000	$3,447,917
Northwestern Corp. sec. notes
5 7/8s, 2014	6,090,000	6,048,265
NRG Energy, Inc. sr. notes 7 3/8s, 2016	13,275,000	13,075,875
Orion Power Holdings, Inc. sr. notes
12s, 2010	6,000,000	6,810,000
SEMCO Energy, Inc. sr. notes
7 3/4s, 2013	4,840,000	4,831,438
SEMCO Energy, Inc. 144A sr. notes
7 3/4s, 2013	28,000	27,860
Sierra Pacific Power Co. general ref.
mtge. 6 1/4s, 2012	1,213,000	1,228,719
Sierra Pacific Resources sr. notes
8 5/8s, 2014	3,415,000	3,670,814
Teco Energy, Inc. notes 7.2s, 2011	1,645,000	1,698,463
Teco Energy, Inc. notes 7s, 2012	2,730,000	2,808,446
Teco Energy, Inc. sr. notes 6 3/4s, 2015	360,000	358,650
Tennessee Gas Pipeline Co.
debs. 7s, 2028	695,000	677,565
Tennessee Gas Pipeline Co.
unsecd. notes 7 1/2s, 2017	1,465,000	1,515,532
Transcontinental Gas Pipeline Corp.
debs. 7 1/4s, 2026	5,100,000	5,151,000
Utilicorp Canada Finance Corp.
company guaranty 7 3/4s,
2011 (Canada)	6,710,000	7,028,725
Utilicorp United, Inc. sr. notes
9.95s, 2011	169,000	186,879
Williams Cos., Inc. (The) notes
8 3/4s, 2032	1,330,000	1,433,075
Williams Cos., Inc. (The) notes
7 5/8s, 2019	5,210,000	5,288,150
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	1,870,000	1,839,613
York Power Funding 144A notes
12s, 2007 (Cayman Islands)
(In default) (F) †	3,107,974	259,205
		171,988,287

Total corporate bonds and notes
(cost $1,994,464,171)		$1,971,717,905

SENIOR LOANS (2.1%)* (c)

	Principal amount	Value

AGCO Corp. bank term loan
FRN 7.249s, 2008	$812,850	$812,850
Burlington Coat Factory Warehouse
Corp. bank term loan FRN Ser. B,
7.53s, 2013	1,243,750	1,206,632
Century Cable Holdings bank term
loan FRN 10 1/4s, 2009	5,320,000	5,156,602
Charter Communications bank term
loan FRN Ser. B, 8 1/8s, 2013	863,526	865,386
Community Health Systems, Inc.
bank term loan FRN Ser. B, 6.97s, 2011	432,300	431,895
Dana Corporation bank term loan
FRN 7.45s, 2008	1,300,000	1,300,325

SENIOR LOANS (2.1%)* (c) continued

	Principal amount	Value

Dex Media West, LLC/Dex Media
Finance Co. bank term loan
FRN Ser. B, 6.859s, 2010	$679,041	$675,491
Dresser, Inc. bank term loan
FRN 8.94s, 2010	160,000	162,400
Federal Mogul Corp. bank term loan
FRN Ser. A, 7.65s, 2007	2,735,000	2,642,694
Federal Mogul Corp. bank term loan
FRN Ser. B, 7.9s, 2007	6,365,000	6,158,138
Frontier Vision bank term loan FRN
Ser. B, 9.775s, 2006	440,000	433,636
Graphic Packaging Corp. bank term
loan FRN Ser. C, 7.922s, 2010	655,469	660,853
Healthsouth Corp. bank term loan
FRN Ser. B, 8.52s, 2013	6,000,000	6,019,164
Insight Midwest, LP/Insight Capital,
Inc. bank term loan FRN 7.438s, 2009	2,875,000	2,887,578
Iron Mountain, Inc. bank term loan
FRN 7.099s, 2011	982,500	983,728
Leap Wireless International, Inc. bank
term loan FRN Ser. B, 8.249s, 2013	500,000	503,500
Mediacom Communications Corp.
bank term loan FRN Ser. C,
7.222s, 2015	987,500	982,563
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B, 7.77s, 2013	2,895,570	2,916,322
NRG Energy, Inc. bank term loan
FRN Ser. B, 7.231s, 2013	2,453,850	2,462,286
Olympus Cable Holdings, LLC bank
term loan FRN Ser. B, 10 1/4s, 2010	5,053,836	4,880,110
Pinnacle Foods Holding Corp. bank
term loan FRN 8.661s, 2010	880,940	903,574
Six Flags, Inc. bank term loan FRN
Ser. B, 8.48s, 2009	1,446,469	1,466,358
Solo Cup Co. bank term loan FRN
9.66s, 2012	500,000	502,500
St. Mary’s Cement Corp. bank term
loan FRN 7.499s, 2009	585,000	585,000
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. B-1,
8.03s, 2012	577,500	580,568
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. DD,
5.62s, 2012	577,500	580,568
TRW Automotive, Inc. bank term
loan FRN Ser. B, 7.188s, 2010	368,144	367,428
United Airlines bank term loan
FRN Ser. B, 9 1/4s, 2012	1,001,219	1,014,151
United Airlines bank term loan
FRN Ser. DD, 9.188s, 2012	143,031	144,879
VWR International, Inc. bank term
loan FRN Ser. B, 7.77s, 2011	184,780	185,011
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7.999s, 2012	298,492	296,720

Total senior loans (cost $48,342,001)		$48,768,910

CONVERTIBLE PREFERRED STOCKS (1.5%)*

	Shares	Value

Chesapeake Energy Corp. 6.25% cv. pfd.	11,562	$3,117,404
Citigroup Funding, Inc. Ser. GNW,
5.02% cv. pfd.	201,380	6,518,671
Crown Castle International Corp.
$3.125 cum. cv. pfd.	83,650	4,642,575
Emmis Communications Corp.
Ser. A, $3.125 cum. cv. pfd.	80,527	3,251,278
Freeport-McMoRan Copper & Gold,
Inc. 5.50% cv. pfd.	2,432	3,185,312
Huntsman Corp. $2.50 cv. pfd.	59,300	2,357,175
Interpublic Group of Companies, Inc.
144A Ser. B, 5.25% cum. cv. pfd	4,757	4,305,085
Ion Media Networks, Inc. 144A 9.75%	246	1,722,000
Northrop Grumman Corp. Ser. B,
$7.00 cum. cv. pfd.	34,720	4,548,320

Total convertible preferred stocks
(cost $32,322,890)		$33,647,820

CONVERTIBLE BONDS AND NOTES (1.2%)*

	Principal amount	Value

DRS Technologies, Inc. 144A cv.
unsec. notes 2s, 2026	$8,400,000	$7,980,000
Intel Corp. cv. sub. bonds
2.95s, 2035 (S)	4,275,000	3,745,969
L-3 Communications Corp. 144A
cv. bonds 3s, 2035	4,990,000	5,021,188
LIN Television Corp. cv. sr. sub. notes
2 1/2s, 2033	1,720,000	1,569,500
Manor Care, Inc. 144A cv. sr. notes
2 1/8s, 2035	930,000	1,136,925
Sinclair Broadcast Group, Inc. cv.
sr. sub. notes stepped-coupon
4 7/8s (2s, 1/15/11) 2018 ††	2,840,000	2,545,350
Trinity Industries, Inc. cv. sub.
notes 3 7/8s, 2036	2,370,000	2,328,525
Wabash National Corp. cv. sr.
notes 3 1/4s, 2008	2,275,000	2,249,406

Total convertible bonds and notes
(cost $26,630,636)		$26,576,863

COMMON STOCKS (0.8%)*

	Shares	Value

Blount International, Inc. † (S)	271,114	$2,453,582
Boyd Gaming Corp.	91,933	3,324,297
Compass Minerals International, Inc.	4,728	126,379
Contifinancial Corp. Liquidating Trust
Units (F)	31,440,192	3,144
Decrane Aircraft Holdings, Inc. † § (F)	29,311	29
DigitalGlobe, Inc. 144A † §	645,566	641,531
Knology, Inc. †	1,894	19,319
Owens Corning (Rights) (F)	372,616	4
Playtex Products, Inc. †	108,000	1,420,200
Pride International, Inc. †	131,750	3,416,278
Samsonite Corp. †	615,000	541,200
Sterling Chemicals, Inc. †	4,358	54,475

COMMON STOCKS (0.8%)* continued

	Shares	Value

Sun Healthcare Group, Inc. †	9,048	$95,637
USA Mobility, Inc.	1,733	39,599
VFB LLC (acquired 5/15/02,
cost $9,558,415) † ‡ § (F)	12,695,838	269,787
VS Holdings, Inc. (F)	327,451	1
Wayland Investment Fund II
(acquired 2/2/01, cost $0) (F) ‡	33,000	356,928
WHX Corp. †	163,145	1,305,160
Williams Cos., Inc. (The)	156,035	3,843,142

Total common stocks (cost $74,475,279)		$17,910,692

COLLATERALIZED MORTGAGE OBLIGATIONS (0.6%)*

	Principal amount	Value

DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031	$1,190,771	$1,200,252
Ser. 98-CF2, Class B5, 5.95s, 2031	3,816,434	3,510,844
GE Capital Commercial Mortgage
Corp. 144A
Ser. 00-1, Class F, 7.787s, 2033	583,000	620,411
Ser. 00-1, Class G, 6.131s, 2033	2,470,000	2,187,115
GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	2,202,750	2,215,178
LB Commercial Conduit Mortgage
Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,054,300	985,360
Mach One Commercial Mortgage
Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	2,435,000	1,995,441
Ser. 04-1A, Class K, 5.45s, 2040	880,000	702,523
Ser. 04-1A, Class L, 5.45s, 2040	400,000	292,767

Total collateralized mortgage obligations
(cost $11,560,740)		$13,709,891

PREFERRED STOCKS (0.5%)*

	Shares	Value

Decrane Aircraft Holdings, Inc.
$16.00 pfd. ‡‡	21,000	$147,000
First Republic Capital Corp.
144A 10.50% pfd.	6,670	7,103,550
Ion Media Networks, Inc.
14.25% cum. pfd. ‡‡	148	1,272,800
Rural Cellular Corp. Ser. B,
11.375% cum. pfd.	3,026	3,653,895

Total preferred stocks (cost $10,331,036)		$12,177,245

UNITS (0.3%)* (cost $12,955,329)

	Units	Value

XCL, Ltd. Equity Units § (F)	3,453	$6,812,039

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)*

(cost $4,283,012)

			Principal amount	Value

Argentina (Republic of ) FRB
5.59s, 2012			$4,642,500	$4,308,830

ASSET-BACKED SECURITIES (—%)* (cost $416,296)

			Principal amount	Value

Asset Backed Securities Corp.
Home Equity Loan Trust
144A FRB Ser. 06-HE2,
Class M11, 7.824s, 2036			$545,000	$441,236

WARRANTS (—%)* †

	Expiration	Strike
	date	price	Warrants	Value

Dayton Superior
Corp. 144A	6/15/09	$.01	8,414	$84
Decrane Aircraft
Holdings Co. Class B	6/30/10	116.00	1	1
Decrane Aircraft
Holdings Co. Class B	6/30/10	116.00	1	1
MDP Acquisitions
PLC 144A (Ireland)	10/01/13 EUR .001		4,510	126,280
Ubiquitel, Inc. 144A	4/15/10	$22.74	15,004	150
ZSC Specialty
Chemicals PLC 144A
(United Kingdom)	7/01/10	GBP .01	300,000	3,000
ZSC Specialty
Chemicals PLC
(Preferred) 144A
(United Kingdom)	7/01/10	GBP .01	300,000	3,000

Total warrants (cost $1,398,843)				$132,516

EQUITY VALUE CERTIFICATES (—%)* (cost $20,766)

Maturity date	Certificates	Value

ONO Finance PLC
144A (United Kingdom) 2/15/11	186	$2

SHORT-TERM INVESTMENTS (6.5%)*

	Principal amount/shares	Value

Short-term investments held
as collateral for loaned securities
with yields ranging from 5.22% to
5.44% and due dates ranging from
September 1, 2006 to October 6,
2006 (d)	$61,654,406	$61,549,100
Putnam Prime Money
Market Fund (e)	86,938,278	86,938,278

Total short-term investments
(cost $148,487,378)		$148,487,378

TOTAL INVESTMENTS

Total investments (cost $2,365,688,377)		$2,284,691,327

* Percentages indicated are based on net assets of $2,276,736,420.

**** Security is in default of principal and interest.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at August 31, 2006.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2006 was $10,667,515 or 0.5% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ Affiliated Companies (Note 7).

(R) Real Estate Investment Trust.

(c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at August 31, 2006. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At August 31, 2006, liquid assets totaling $88,396,590 have been designated as collateral for open swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2006.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/06

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro Dollar	$971,827	$987,880	9/20/06	$(16,053)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/06

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro Dollar	$59,147,976	$59,881,697	9/20/06	$733,721

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibi-Consolidated, Inc., 8.375%, 4/1/15	$—	$2,755,000	6/20/11	365 bp	$ (85,565)

L-3 Communications Corp. 7 5/8%, 6/15/12	—	1,775,000	6/20/11	(90 bp)	2,814

Citibank, N.A.
Celestica, 7 5/8%, 7/1/11	—	2,585,000	9/20/11	285 bp	12,674

Ford Motor Co., 7.45%, 7/16/31	—	2,130,000	6/20/07	620 bp	87,867

Visteon Corp., 7%, 3/10/14	—	2,750,000	6/20/09	605 bp	232,747

CreditSuisse First Boston International
Ford Motor Co., 7.45%, 7/16/31	—	4,580,000	9/20/07	(487.5 bp)	(127,076)

Ford Motor Co., 7.45%, 7/16/31	—	5,555,000	9/20/08	725 bp	293,319

Ford Motor Co., 7.45%, 7/16/31	—	975,000	9/20/07	(485 bp)	(26,782)

Deutsche Bank AG
Ford Motor Co., 7.45%, 7/16/31	—	2,982,000	6/20/07	595 bp	115,658

Lear Corp., 8.11%, 5/15/09	—	2,450,000	6/20/08	860 bp	251,833

Visteon Corp., 7%, 3/10/14	—	1,030,000	6/20/09	535 bp	61,799

Goldman Sachs Capital Markets, L.P.
Ford Motor Co., 7.45%, 7/16/31	—	2,130,000	6/20/07	630 bp	89,961

Goldman Sachs International
General Motors Corp., 7 1/8%, 7/15/13	—	4,580,000	9/20/08	620 bp	182,122

General Motors Corp., 7 1/8%, 7/15/13	—	4,580,000	9/20/07	(427.5 bp)	(96,466)

General Motors Corp., 7 1/8%, 7/15/13	—	975,000	9/20/07	(425 bp)	(20,257)

General Motors Corp., 7 1/8%, 7/15/13	—	975,000	9/20/08	620 bp	38,780

L-3 Communications Corp. 7 5/8%, 6/15/12	—	1,085,000	9/20/11	(108 bp)	(3,787)

Any one of the underlying securities in the
basket of BB CMBS securities	—	3,563,000	(a)	2.461%	209,473

Standard Pacific Corp., 6 7/8%, 5/15/11	—	3,060,000	9/20/11	(353 bp)	(20,341)

JPMorgan Chase Bank, N.A.
Abitibi-Consolidated, Inc., 8.375%, 4/1/15	—	1,653,000	6/20/11	365 bp	(59,043)

Ford Motor Co., 7.45%, 7/16/31	—	2,130,000	6/20/07	635 bp	91,008

Ford Motor Co., 7.45%, 7/16/31	—	2,755,000	6/20/07	665 bp	125,833

Ford Motor Co., 7.45%, 7/16/31	—	790,000	9/20/08	550 bp	12,941

Ford Motor Co., 7.45%, 7/16/31	—	790,000	9/20/07	(345 bp)	(3,451)

General Motors Corp., 7 1/8%, 7/15/13	—	790,000	9/20/07	(350 bp)	(8,563)

General Motors Corp., 7 1/8%, 7/15/13	—	790,000	9/20/08	500 bp	11,246

Lehman Brothers Special Financing, Inc.
General Motors Corp., 7 1/8%, 7/15/13	—	5,495,000	12/20/06	750 bp	187,041

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%, 7/16/31	—	2,310,000	9/20/07	(345 bp)	(6,501)

Ford Motor Co., 7.45%, 7/16/31	—	2,310,000	9/20/08	570 bp	46,601

General Motors Corp., 7 1/8%, 7/15/13	—	3,235,000	9/20/07	(335 bp)	(11,503)

General Motors Corp., 7 1/8%, 7/15/13	—	3,235,000	9/20/08	500 bp	27,550

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/06 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
Bombardier, Inc, 6 3/4%, 5/1/12	—	$2,910,000	3/20/11	355 bp	$ 133,478

Ford Motor Co., 7.45%, 7/16/31	—	810,000	9/20/07	(345 bp)	(8,342)

Ford Motor Co., 7.45%, 7/16/31	—	810,000	9/20/08	560 bp	14,801

General Motors Corp., 7 1/8%, 7/15/13	—	810,000	9/20/07	(335 bp)	(7,474)

General Motors Corp., 7 1/8%, 7/15/13	—	810,000	9/20/08	500 bp	11,531

Lear Corp., 8.11%, 5/15/09	—	2,925,000	6/20/08	660 bp	193,323

Visteon Corp., 7%, 3/10/14	—	1,755,972	6/20/09	535 bp	105,356

Total					$2,054,605

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/06

ASSETS

Investment in securities, at value, including $60,059,109 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,256,174,477)	$ 2,190,029,663
Affiliated issuers (identified cost $109,513,900) (Notes 5 and 7)	94,661,664

Cash	4,566,027

Dividends, interest and other receivables	42,505,631

Receivable for shares of the fund sold	748,456

Receivable for securities sold	27,154,278

Receivable for open forward currency contracts (Note 1)	733,721

Receivable for closed forward currency contracts (Note 1)	312,814

Unrealized appreciation on swap contracts (Note 1)	2,539,756

Receivable for closed swap contracts (Note 1)	428,804

Total assets	2,363,680,814

LIABILITIES

Payable for securities purchased	16,298,424

Payable to subcustodian (Note 2)	762

Payable for shares of the fund repurchased	3,277,421

Payable for compensation of Manager (Notes 2 and 5)	3,292,918

Payable for investor servicing and custodian fees (Note 2)	250,003

Payable for Trustee compensation and expenses (Note 2)	363,480

Payable for administrative services (Note 2)	2,695

Payable for distribution fees (Note 2)	1,058,668

Payable for open forward currency contracts (Note 1)	16,053

Payable for closed forward currency contracts (Note 1)	17,812

Unrealized depreciation on swap contracts (Note 1)	485,151

Collateral on securities loaned, at value (Note 1)	61,549,100

Other accrued expenses	331,907

Total liabilities	86,944,394

Net assets	$ 2,276,736,420

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 4,107,716,825

Undistributed net investment income (Note 1)	289,627

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,753,029,207)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(78,240,825)

Total — Representing net assets applicable to capital shares outstanding	$ 2,276,736,420

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,657,356,777 divided by 210,462,810 shares)	$7.87

Offering price per class A share (100/96.25 of $7.87)*	$8.18

Net asset value and offering price per class B share ($342,227,378 divided by 43,655,171 shares)**	$7.84

Net asset value and offering price per class C share ($63,687,130 divided by 8,126,461 shares)**	$7.84

Net asset value and redemption price per class M share ($19,785,045 divided by 2,509,512 shares)	$7.88

Offering price per class M share (100/96.75 of $7.88)***	$8.14

Net asset value, offering price and redemption price per class R share ($390,188 divided by 49,723 shares)	$7.85

Net asset value, offering price and redemption price per class Y share ($193,289,902 divided by 24,697,020 shares)	$7.83

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/06

INVESTMENT INCOME

Interest (including interest income of $3,251,180 from investments in affiliated issuers) (Note 5)	$195,097,237

Dividends (net of foreign tax of $8,538)(including dividends of $769,681 from investments in affiliated issuers) (Note 7)	4,840,334

Securities lending	54,307

Total investment income	199,991,878

EXPENSES

Compensation of Manager (Note 2)	13,870,590

Investor servicing fees (Note 2)	3,593,375

Custodian fees (Note 2)	247,504

Trustee compensation and expenses (Note 2)	117,069

Administrative services (Note 2)	48,680

Distribution fees — Class A (Note 2)	4,251,856

Distribution fees — Class B (Note 2)	4,410,219

Distribution fees — Class C (Note 2)	639,040

Distribution fees — Class M (Note 2)	101,665

Distribution fees — Class R (Note 2)	1,827

Other	749,884

Non-recurring costs (Notes 2 and 8)	28,580

Costs assumed by Manager (Notes 2 and 8)	(28,580)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 8)	(213,514)

Total expenses	27,818,195

Expense reduction (Note 2)	(357,590)

Net expenses	27,460,605

Net investment income	172,531,273

Net realized loss on investments (Notes 1 and 3)	(11,448,567)

Net realized gain on swap contracts (Note 1)	2,251,378

Net realized loss on foreign currency transactions (Note 1)	(1,661,511)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	905,246

Net unrealized depreciation of investments and swap contracts during the year	(58,712,409)

Net loss on investments	(68,665,863)

Net increase in net assets resulting from operations	$103,865,410

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	8/31/06	8/31/05

Operations:
Net investment income	$ 172,531,273	$ 193,336,600

Net realized loss on investments and foreign currency transactions	(10,858,700)	(14,019,158)

Net unrealized appreciation (depreciation) of investments	(57,807,163)	68,197,018

Net increase in net assets resulting from operations	103,865,410	247,514,460

Distributions to shareholders: (Note 1)

From net investment income

Class A	(125,685,964)	(141,696,417)

Class B	(29,512,327)	(41,020,973)

Class C	(4,259,739)	(4,883,365)

Class M	(1,441,939)	(1,822,697)

Class R	(27,131)	(22,583)

Class Y	(15,394,349)	(16,596,564)

Redemption fees (Note 1)	161,964	135,909

Decrease from capital share transactions (Note 4)	(367,759,383)	(255,484,666)

Total decrease in net assets	(440,053,458)	(213,876,896)

NET ASSETS

Beginning of year	2,716,789,878	2,930,666,774

End of year (including undistributed net investment income and distributions in excess
of net investment income of $289,627 and $6,258,021, respectively)	$2,276,736,420	$2,716,789,878

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
			Net							Total			Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income	Portfolio
	beginning	investment	gain (loss) on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
August 31, 2006	$8.10	.58(d,e)	(.22)	.36	(.59)	—	(.59)	—(f)	$7.87	4.64(e)	$1,657,357	1.01(d,e)	7.26(d,e)	45.50
August 31, 2005	7.98	.56(d)	.16	.72	(.60)	—	(.60)	—(f)	8.10	9.28	1,851,371	.97(d)	6.94(d)	41.21
August 31, 2004	7.55	.59(d)	.43	1.02	(.59)	—	(.59)	—(f)	7.98	13.95	1,924,073	.99(d)	7.55(d)	61.68
August 31, 2003	6.86	.67	.71	1.38	(.69)	—	(.69)	—	7.55	21.27	2,271,756.98		9.41	75.18
August 31, 2002	8.10	.77	(1.15)	(.38)	(.81)	(.05)	(.86)	—	6.86	(5.10)	1,814,979	1.01	10.37	74.29(g)

CLASS B
August 31, 2006	$8.06	.51(d,e)	(.20)	.31	(.53)	—	(.53)	—(f)	$7.84	3.99(e)	$342,227	1.76(d,e)	6.52(d,e)	45.50
August 31, 2005	7.94	.50(d)	.16	.66	(.54)	—	(.54)	—(f)	8.06	8.49	543,515	1.72(d)	6.19(d)	41.21
August 31, 2004	7.52	.53(d)	.42	.95	(.53)	—	(.53)	—(f)	7.94	13.01	672,232	1.74(d)	6.80(d)	61.68
August 31, 2003	6.84	.62	.70	1.32	(.64)	—	(.64)	—	7.52	20.31	879,566	1.73	8.67	75.18
August 31, 2002	8.07	.71	(1.14)	(.43)	(.76)	(.04)	(.80)	—	6.84	(5.69)	793,713	1.76	9.40	74.29(g)

CLASS C
August 31, 2006	$8.06	.51(d,e)	(.20)	.31	(.53)	—	(.53)	—(f)	$7.84	4.02(e)	$63,687	1.76(d,e)	6.50(d,e)	45.50
August 31, 2005	7.95	.50(d)	.15	.65	(.54)	—	(.54)	—(f)	8.06	8.39	75,498	1.72(d)	6.18(d)	41.21
August 31, 2004	7.52	.54(d)	.42	.96	(.53)	—	(.53)	—(f)	7.95	13.15	63,866	1.74(d)	6.80(d)	61.68
August 31, 2003	6.85	.62	.68	1.30	(.63)	—	(.63)	—	7.52	20.08	87,008	1.73	8.49	75.18
August 31, 2002 †	7.60	.29	(.74)	(.45)	(.28)	(.02)	(.30)	—	6.85	(6.03)*	48,587	.80*	4.17*	74.29(g)

CLASS M
August 31, 2006	$8.10	.56(d,e)	(.22)	.34	(.56)	—	(.56)	—(f)	$7.88	4.46(e)	$19,785	1.26(d,e)	7.00(d,e)	45.50
August 31, 2005	7.98	.54(d)	.15	.69	(.57)	—	(.57)	—(f)	8.10	8.95	23,265	1.22(d)	6.69(d)	41.21
August 31, 2004	7.55	.57(d)	.43	1.00	(.57)	—	(.57)	—(f)	7.98	13.64	26,295	1.24(d)	7.28(d)	61.68
August 31, 2003	6.87	.65	.70	1.35	(.67)	—	(.67)	—	7.55	20.80	45,017	1.23	9.12	75.18
August 31, 2002	8.10	.75	(1.15)	(.40)	(.79)	(.04)	(.83)	—	6.87	(5.23)	34,917	1.26	9.79	74.29(g)

CLASS R
August 31, 2006	$8.08	.55(d,e)	(.21)	.34	(.57)	—	(.57)	—(f)	$7.85	4.37(e)	$390	1.26(d,e)	7.00(d,e)	45.50
August 31, 2005	7.98	.53(d)	.15	.68	(.58)	—	(.58)	—(f)	8.08	8.79	905	1.22(d)	6.60(d)	41.21
August 31, 2004	7.55	.58(d)	.42	1.00	(.57)	—	(.57)	—(f)	7.98	13.64	70	1.24(d)	7.29(d)	61.68
August 31, 2003 ††	6.99	.40	.54	.94	(.38)	—	(.38)	—	7.55	13.76*	46	.75*	5.59*	75.18

CLASS Y
August 31, 2006	$8.06	.59(d,e)	(.21)	.38	(.61)	—	(.61)	—(f)	$7.83	4.99(e)	$193,290	.76(d,e)	7.51(d,e)	45.50
August 31, 2005	7.96	.58(d)	.14	.72	(.62)	—	(.62)	—(f)	8.06	9.37	222,236	.72(d)	7.19(d)	41.21
August 31, 2004	7.53	.61(d)	.44	1.05	(.62)	—	(.62)	—(f)	7.96	14.34	244,131	.74(d)	7.81(d)	61.68
August 31, 2003	6.85	.68	.71	1.39	(.71)	—	(.71)	—	7.53	21.45	220,883.73		9.57	75.18
August 31, 2002	8.09	.77	(1.13)	(.36)	(.83)	(.05)	(.88)	—	6.85	(4.84)	132,382.76		10.05	74.29(g)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 41

Financial highlights (Continued)

* Not annualized.

† For the period March 19, 2002 (commencement of operations) to August 31, 2002.

††For the period January 21, 2003 (commencement of operations) to August 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	8/31/06	8/31/05	8/31/04

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

Class R	<0.01	<0.01	<0.01

Class Y	<0.01	<0.01	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to the following amounts for the period ended August 31, 2006 (Note 8):

		Percentage of
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	<0.01

Class Y	<0.01	0.01

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/06

Note 1: Significant accounting policies

Putnam High Yield Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is inconformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the coun-terparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain when the amounts are conclusively determined. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2006, the value of securities loaned amounted to $60,059,109. The fund received cash collateral of $61,549,100 which is pooled with collateral of other Putnam funds into 42 issues of high grade short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2006, the fund had a capital loss carryover of $1,727,813,678 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$135,892,331	August 31, 2007

339,129,540	August 31. 2008

305,968,663	August 31, 2009

298,606,980	August 31, 2010

498,097,278	August 31, 2011

60,420,545	August 31, 2012

76,026,159	August 31, 2013

13,672,182	August 31, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2007 $23,250,705 of losses recognized during the period November 1, 2005 to August 31, 2006.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, income on swap contract, amortization and accretion and partnerships. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2006, the fund reclassified $10,337,824 to increase undistributed net investment income and $13,856,531 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $3,518,707.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2006 were as follows:

Unrealized appreciation	$ 47,070,350
Unrealized depreciation	(133,243,030)
———————————————
Net unrealized depreciation	(86,172,680)
Undistributed ordinary income	7,329,421
Capital loss carryforward	(1,727,813,678)
Post-October loss	(23,250,705)
Cost for federal income tax purposes	$ 2,370,864,007

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended August 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended August 31, 2006, Putnam Management has assumed $28,580 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2006, the fund incurred $3,840,879 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 2006, the payable to the subcusto-dian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended August 31, 2006, the fund’s expenses were reduced by $357,590 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $706, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $102,171 and $1,023 from the sale of class A and class M shares, respectively, and received $519,601 and $9,205 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2006, Putnam Retail Management, acting as underwriter, received $4,366 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,053,133,902 and $1,457,805,631, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 8/31/06:
Shares sold	32,882,015	$ 260,320,912

Shares issued in connection with
reinvestment of distributions	10,772,141	85,099,714

	43,654,156	345,420,626

Shares repurchased	(61,729,443)	(489,662,809)

Net decrease	(18,075,287)	$(144,242,183)

Year ended 8/31/05:
Shares sold	34,129,759	$ 276,210,409

Shares issued in connection with
reinvestment of distributions	11,676,779	94,204,035

	45,806,538	370,414,444

Shares repurchased	(58,276,775)	(470,672,448)

Net decrease	(12,470,237)	$ (100,258,004)

CLASS B	Shares	Amount

Year ended 8/31/06:
Shares sold	5,991,939	$ 47,093,805

Shares issued in connection with
reinvestment of distributions	2,244,383	17,662,560

	8,236,322	64,756,365

Shares repurchased	(32,002,007)	(252,477,971)

Net decrease	(23,765,685)	$(187,721,606)

Year ended 8/31/05:
Shares sold	9,250,146	$ 74,436,761

Shares issued in connection with
reinvestment of distributions	3,076,346	24,717,765

	12,326,492	99,154,526

Shares repurchased	(29,525,955)	(237,581,625)

Net decrease	(17,199,463)	$(138,427,099)

CLASS C	Shares	Amount

Year ended 8/31/06:
Shares sold	4,684,738	$ 36,726,008

Shares issued in connection with
reinvestment of distributions	366,126	2,882,270

	5,050,864	39,608,278

Shares repurchased	(6,286,019)	(49,728,415)

Net decrease	(1,235,155)	$(10,120,137)

Year ended 8/31/05:
Shares sold	5,983,875	$ 48,108,078

Shares issued in connection with
reinvestment of distributions	402,757	3,242,423

	6,386,632	51,350,501

Shares repurchased	(5,057,627)	(40,645,327)

Net increase	1,329,005	$ 10,705,174

CLASS M	Shares	Amount

Year ended 8/31/06:
Shares sold	626,136	$ 4,943,215

Shares issued in connection with
reinvestment of distributions	120,692	954,586

	746,828	5,897,801

Shares repurchased	(1,108,089)	(8,811,632)

Net decrease	(361,261)	$ (2,913,831)

Year ended 8/31/05:
Shares sold	769,127	$ 6,306,819

Shares issued in connection with
reinvestment of distributions	152,563	1,131,548

	921,690	7,438,367

Shares repurchased	(1,344,815)	(10,885,302)

Net decrease	(423,125)	$ (3,446,935)

CLASS R	Shares	Amount

Year ended 8/31/06:
Shares sold	34,612	$ 273,915

Shares issued in connection with
reinvestment of distributions	3,435	27,111

	38,047	301,026

Shares repurchased	(100,345)	(799,441)

Net decrease	(62,298)	$(498,415)

Year ended 8/31/05:
Shares sold	119,750	$ 952,653

Shares issued in connection with
reinvestment of distributions	2,812	22,583

	122,562	975,236

Shares repurchased	(19,293)	(155,450)

Net increase	103,269	$ 819,786

CLASS Y	Shares	Amount

Year ended 8/31/06:
Shares sold	5,417,658	$ 42,809,889

Shares issued in connection with
reinvestment of distributions	1,955,308	15,360,483

	7,372,966	58,170,372

Shares repurchased	(10,239,361)	(80,433,583)

Net decrease	(2,866,395)	$(22,263,211)

Year ended 8/31/05:
Shares sold	7,058,372	$ 55,875,236

Shares issued in connection
with reinvestment of distributions	1,916,346	16,596,564

	8,974,718	72,471,800

Shares repurchased	(12,100,146)	(97,349,388)

Net decrease	(3,125,428)	$(24,877,588)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended August 31, 2006, management fees paid were reduced by $86,462 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $3,251,180 for the year ended August 31, 2006. During the year ended August 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $785,373,029 and $776,817,839, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

Affiliates	Purchase Cost	Sales Proceeds	Dividend Income	Market Value

Decrane Aircraft Holdings, Inc.	$—	$—	$—	$ 29

DigitalGlobe, Inc. 144A	—	—	—	641,531

VFB LLC	—	—	—	269,787

XCL, Ltd. Equity Units	—	—	769,681	6,812,039

Total	$—	$—	$769,681	$7,723,386

Market values are shown for those securities affiliated at period end.

Note 8: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with a settlement between Putnam and the fund’s Trustees the fund received $127,052, during the period, from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer,
Compliance Liaison and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer
Since 2000
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	George Putnam, III	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Associate	Vice President, Assistant Clerk,
Investment Sub-Manager	Treasurer, Compliance Liaison and	Assistant Treasurer and Proxy Manager
Putnam Investments Limited	Principal Executive Officer
57-59 St. James Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Michael T. Healy
Custodian	Assistant Treasurer and
Putnam Fiduciary Trust Company	Principal Accounting Officer

Legal Counsel	Beth S. Mazor
Ropes & Gray LLP	Vice President

Independent Registered Public	James P. Pappas
Accounting Firm	Vice President
KPMG LLP
Richard S. Robie, III
Vice President
Trustees
John A. Hill, Chairman	Francis J. McNamara, III
Jameson Adkins Baxter, Vice Chairman	Vice President and Chief Legal Officer
Charles B. Curtis
Myra R. Drucker	Charles A. Ruys de Perez
Charles E. Haldeman, Jr.	Vice President and Chief Compliance Officer
Paul L. Joskow
Elizabeth T. Kennan	Mark C. Trenchard
Robert E. Patterson	Vice President and BSA Compliance Officer
George Putnam, III
W. Thomas Stephens	Judith Cohen
Richard B. Worley	Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN034 237337 10/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2006	$75,177*	$--	$4,680	$1,550
August 31, 2005	$51,192	$--	$4,192	$--

* Includes fees of $22,597 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended August 31, 2006 . These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended August 31, 2006 and August 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,230 and $4,192 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to the review of expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31,
2006	$ -	$ -	$ -	$ -
August
31, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 26, 2006